SEMIANNUAL REPORT
                                   JAPAN FUND
                                 APRIL 30, 2001
                                 T. ROWE PRICE

================================================================================
REPORT HIGHLIGHTS
-----------------
JAPAN FUND
----------
o The Japanese market remained weak as hopes for a modest economic recovery faded and the government changed hands.

o An uncertain outlook for the U.S. economy, combined with a sharp decline by the yen, depressed results. The fund posted a 16.95% six-month decline.

o The deteriorating outlook for the global technology and telecommunications industries depressed related sectors in the Japanese market.

o We are optimistic that a recent change in political leadership will prompt reform and move the economy toward more stable long-term expansion.

================================================================================

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     Japan's political and market environment was interesting, if not profitable, during the six months ended April 30, 2001. A political upheaval, fundamental corporate improvements, and global stock weakness were dramatic elements in what turned out to be a relatively flat period for the market as a whole. Only a sinking yen versus the U.S. dollar dragged down returns for U.S. investors.


          PERFORMANCE COMPARISON
          ----------------------
          Periods Ended 4/30/01              6 Months     12 Months
          ---------------------              --------     ---------
          Japan Fund                          -16.95%      -33.66%
          TSE First Section Index             -12.48       -27.50
          TSE Second Section Index            -13.52       -29.78
          Lipper Japanese Funds Average       -15.27       -32.78


     In addition to the yen's 11.5% fall against the dollar, your fund was strongly affected by a decline in technology and telecommunications stocks. These pressures resulted in a decline of 16.95% during the six-month period. Both this result and the full-year return of -33.66% fell somewhat behind our Lipper peer group average. However, we have not made fundamental changes to a strategy that has served the fund well compared with its peers over the long term.

MARKET REVIEW
-------------
     POLITICS AND ECONOMY
     --------------------
     For a time, Japan's political environment deeply troubled both domestic and international investors. The government of former Prime Minister Yoshio Mori was riddled with scandal from its inception, and the problems were exacerbated by Mori's own errors and misjudgments. Mori's approval rating dropped to an all-time low of 8.7% in February. The death knell for Mori's political career sounded when the media severely criticized his decision to complete a round of golf despite being informed on the 15th fairway that a U.S. Navy submarine had hit and sunk a Japanese fishing training vessel. The drama finally came to a close near the period's end when Junichiro Koizumi was elected to replace Mori as Prime Minister. Koizumi is a well-known supporter of political and financial reform, and his victory prompted a late-term market rally.

     However, this rally only offset negative pressures in the domestic economy. Growth prospects, which were considered to be modest but firm last summer, started to deteriorate during the six months. The slowing U.S. economy had a ripple effect in Japan, contributing to weaker stock valuations and heightened corporate cost-cutting. Capital expenditures had been a key area of growth in Japan in recent years, led by information technology projects at large financial institutions, but this spending was also cut back. Finally, consumer demand remained along a weak trajectory.

     EARNINGS AND MARKETS
     --------------------
     Despite the economy, corporate earnings in many sectors were highly positive. The manufacturing and services sectors looked attractive, and many electronic and technology companies saw strong earnings in the fiscal year ended March 2001. Unfortunately, the economic climate made it difficult for these earnings to translate into stock-price gains. Many electronic and technology stocks hit bottom in December 2000, and even though they recovered somewhat from oversold positions during the first quarter of 2001, the outlook for continued earnings gains is far from clear. Telecommunications stocks were driven lower by global concerns about earnings expectations in 2001.

     One sector that continued to struggle fundamentally was banking. Large banks were forced to carry out yet another round of bad debt write-offs in recent months, having just written off over 2.8 trillion yen in September. This raised the total amount of bad debt write-offs in the fiscal year ended March to over 5.9 trillion yen.

     A number of domestic cyclical sectors such as mining, iron and steel, oil, and construction saw a solid rebound during the period under review. However, many of these rebounds were technical in nature with little in the way of sustainable earnings recoveries to support the stock price moves.

     CORPORATE REFORM
     ----------------
     Corporate accounting practices have been gradually tightened over the past few years in preparation for the April 2001 introduction of U.S.style GAAP accounting to Japanese corporations. As a result, corporate losses or exorbitant fixed costs will become much more visible to investors. Accounting reformers have also instituted a system for declaring and reducing underfunded corporate pensions. We have benefited from the improved visibility in Japanese corporate accounting and the effort to provide better overall communication to shareholders. Equally important, companies that failed to keep up with these developments have been taken to task for their inertia and shortsightedness.

PORTFOLIO STRATEGY
------------------
     In a difficult environment, we maintained a focused, cautious portfolio strategy. We consolidated the portfolio to 61 stocks to concentrate on the best-positioned firms, reduced weightings in information technology and telecommunications, and increased positions in the industrials and consumer staples sectors.


    The following table was depicted as a pie chart in the printed material.

                    Consumer Discretionary        17%
                    Health Care                    5%
                    Consumer Staples               6%
                    Information Technology        23%
                    Financials                    21%
                    Other and Reserves            12%
                    Industrials                    9%
                    Telecommunication Services     7%

                    Based on net assets as of 4/30/01.


     Recent volatility and price declines created opportunities to establish positions in some stocks with strong longer-term growth prospects that at times appeared oversold. We added FUJI PHOTO FILM, a global photographic film and digital photography company that experienced weakness in its overseas digital photography business, notably in the U.S. We anticipate a turnaround and stronger earnings for Fuji in the coming 18 months. Another example was found among fiber optic cable manufacturers, which as a sector were one of the stars of the Japanese market in 1999. These businesses were hit by a decline in orders during the period, but we recently added FURUKAWA ELECTRIC at a very attractive valuation. We think there is potential for a modest recovery in demand and a commensurate recovery in sustainable earnings.

     As the earnings outlook for technology stocks diminished from the euphoric levels of early 2000, we trimmed some of our holdings. We cut back SHARP and SANYO ELECTRIC because we anticipate tougher conditions in the domestic consumer electronics market. Likewise, we reduced positions in ROHM and KYOCERA as we expect demand for mobile handsets worldwide to be lower than anticipated. Semiconductor-related manufacturers SHIN-ETSU CHEMICAL and TOKYO ELECTRON were also trimmed.

     Financials remain an important component of the portfolio, and we continued to see progress in the industry's deregulation and reform efforts. We added to our position in AIFUL, a consumer credit company that acquired Life, a popular credit card operation with six million cardholders.

     We added to NTT DoCoMo, Japan's largest mobile telephone operator. The successful launch of the Java enhanced "i-mode" mobile handsets catapulted total i-mode sales above the 20 million mark. The company also expanded its overseas links by purchasing 16% of AT&T Wireless for $9.8 billion in January. We are encouraged that DoCoMo is establishing such strategic relationships: not only will the effort help create next-generation mobile services, it will also help the company to roll out these services globally.


                        *******************************

                               For the first time
                                since 1989, the
                               four key elements
                                for true global
                              competitiveness are
                                   in place.

                        *******************************

     In anticipation of a recovery in digital entertainment and mobile telecom in 2001 and 2002, we added Disco, a manufacturer of cutting and grinding precision machinery for the semiconductor and electronics industries. The company's stock price fell to what we consider an attractive valuation for the first time in several years. We also added Konami, a major consumer video game software developer we think may benefit from the growing competition between the gaming devices of Sony, Nintendo, and Microsoft.

OUTLOOK
-------
     Japan's economic, corporate, and market troubles are well documented and won't be resolved overnight. However, the selection of reform-minded Prime
Minister Koizumi buoys our belief that the momentum for long-term positive change has shifted into a higher gear. For the first time since the bursting of the Japanese bubble economy at the end of 1989, and really since the Liberal Democratic Party came to power about 50 years ago, the four key elements for true global competitiveness are in place. These are:

     1) Financial reform, which is already creating businesses that are better managed, more competitive, and more aggressively focused toward improving shareholder returns.
     2) Real potential for political reform, without which financial reform is a hollow war cry.
     3) Corporate restructuring, which has been a part of life for Japan's multinationals for many years but is now spreading to companies that have been protected by the corporate welfare system.
     4) Social and cultural acceptance of reform, which will help remove the stumbling blocks that slow the pace of change.

     Koizumi has a big job ahead of him. He will need to break down pork-barrel politics, privatize public entities, reduce excessive government debt (now 130% of GDP), prepare the social security system to handle unemployment that may result when "walking dead" corporations finally declare bankruptcy, and wipe bad debts out of the financial system. Koizumi has not backed down from these challenges. Furthermore, the resolve of the average Japanese voter to embrace change can now be seen on the streets and heard echoed through the media. The first poll taken after the nomination of the new cabinet showed the approval rating for the Koizumi government at 87%, an all-time record. It is this broad-based support that gives us confidence that Koizumi can survive in office and achieve the better portion of his goals.

     We believe that Japan is moving into a new and exciting era of business opportunities, and we anticipate that the best companies will emphasize business fundamentals and renewed respect for sustainable earnings and strong management. As always, we will focus on identifying, researching, and tracking such companies.

Respectfully submitted,

/s/ John R. Ford

John R. Ford

President, T. Rowe Price International Funds, Inc.
May 24, 2001

================================================================================

T. ROWE PRICE JAPAN FUND
------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                             Percent of
                                                             Net Assets
                                                                4/30/01
                                                                -------
NTT DoCoMo                                                        4.9%
Yakult Honsha                                                     4.3
Aiful                                                             4.0
Canon                                                             3.9
Sony                                                              3.7

Nomura Securities                                                 3.3
Sumitomo Bank                                                     3.2
Mizuho Holdings                                                   2.5
Sanyo Electric                                                    2.3
Furukawa Electric                                                 2.0

UFJ Holdings                                                      1.9
Murata Manufacturing                                              1.9
Toshiba                                                           1.8
Nippon Telegraph and Telephone                                    1.7
Secom                                                             1.6

NEC                                                               1.6
Yamaha Motor                                                      1.6
Sumitomo Rubber Industries                                        1.6
Matsushita Electric Industrial                                    1.5
Nissho Electronics                                                1.5

Koyo Seiko                                                        1.5
Honda Motor                                                       1.5
Rohm                                                              1.4
Daiwa Securities Group                                            1.4
Goldcrest                                                         1.4
                                                              ----------
Total                                                            58.0%

Note: Table excludes reserves.

================================================================================

T. ROWE PRICE JAPAN FUND
------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as the performance comparison chart in the printed material.

             TSE First         Lipper Japanese
           Section Index         Funds Average       Japan Fund
           -------------         -------------       ----------
12/31/91        10000               10000               10000
4/30/92          7200                8141                8860
4/30/93         10610               10515               11160
4/30/94         11503               11837               12434
4/30/95         11541               10605               11576
4/30/96         11902               11719               12421
4/30/97          8268                9474                9920
4/30/98          6739                8379                8241
4/30/99          8156               10745               11083
4/30/00         11108               16374               17093
4/30/01          8053               10641               11340


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                            Since   Inception
Periods Ended 4/30/01    1 Year    3 Years   5 Years    Inception        Date
---------------------    ------    -------   -------    ---------        ----
Japan Fund              -33.66%     11.22%    -1.81%        1.36%    12/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. ROWE PRICE JAPAN FUND
------------------------
Unaudited                       For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                      6 Months      Year
                         Ended     Ended
                      4/30/01  10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
                      -------  --------  --------  --------  --------  --------
NET ASSET VALUE
---------------
Beginning of period    $ 11.59   $ 13.62   $  6.72   $ 7.97   $ 9.02   $ 9.39
Investment activities
Net investment
income (loss)            (0.02)    (0.06)    (0.02 )  (0.03)   (0.03)   (0.05)
Net realized and
unrealized gain (loss)   (1.77)    (1.92)     6.92    (1.22)   (1.02)   (0.32)
Total from
investment activities    (1.79)    (1.98)     6.90    (1.25)   (1.05)   (0.37)
Distributions
Net realized gain        (1.20)    (0.05)     -           -        -        -
NET ASSET VALUE
End of period          $  8.60   $ 11.59   $ 13.62   $ 6.72   $ 7.97   $ 9.02

Ratios/Supplemental Data
------------------------
Total return**         (16.95)%  (14.61)%  102.68%  (15.68)%  (11.64)%  (3.94)%
Ratio of total
expenses to
average net assets       1.19%+     1.09%    1.14%     1.32%     1.24%    1.32%
Ratio of net
investment income
(loss) to average
net assets              (0.39)%+  (0.38)%  (0.27)%   (0.37)%   (0.39)%  (0.48)%
Portfolio turnover
rate                     37.3%+     59.5%    58.8%     66.9%     32.3%    29.8%
Net assets,
end of period
(in thousands)         $231,152  $309,686  $513,739  $150,949  $170,830 $167,118


     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE JAPAN FUND
------------------------
Unaudited                                                        April 30, 2001

PORTFOLIO OF INVESTMENTS
------------------------
                                                       Shares           Value
                                                       ------           -----
                                                           In thousands
JAPAN  90.5%
COMMON STOCKS  90.5%
CONSUMER DISCRETIONARY  17.1%
Fuji Photo Film                                        60,000   $       2,418
Fuji Television Network                                   329           2,386
Funai Electric                                         14,000             950
Honda Motor                                            84,000           3,379
Japan Business Computer                                74,000             820
Matsushita Electric Industrial                        211,000           3,518
Sanyo Electric                                        850,000           5,255
Sharp                                                 177,000           2,434
Sony                                                  113,700           8,502
Sumitomo Rubber Industries                            662,000           3,589
Toys "R" Us-Japan                                      25,000           2,671
Yamaha Motor                                          487,000           3,642
Total Consumer Discretionary                                           39,564

CONSUMER STAPLES  6.3%
Seven-Eleven Japan                                     63,000           3,064
Sunkus & Associates                                    62,300           1,613
Yakult Honsha                                         836,000          10,000
Total Consumer Staples                                                 14,677

FINANCIALS  21.4%
Aiful                                                  99,550           9,257
Cosmo Securities *                                    978,000           1,512
Daiwa Securities Group                                283,000           3,206
e-LUX *                                               503,000           1,588
Goldcrest                                              51,200           3,199
Mitsui Fudosan                                        285,000           2,825
Mizuho Holdings                                           957           5,894
Nomura Securities                                     365,000           7,710
Sumitomo Bank                                         797,600           7,449
Suruga Bank                                           318,000           2,316
UFJ Holdings *                                            619           4,453
Total Financials                                                       49,409

HEALTH CARE  5.3%
Banyu Pharmaceutical                                  153,000   $       2,817
Santen Pharmaceutical                                 178,000           3,018
Takeda Chemical Industries                             42,000           2,026
Welfide                                               360,000           3,109
Yamanouchi Pharmaceutical                              45,000           1,245
Total Health Care                                                      12,215

INDUSTRIALS  9.5%
Fanuc                                                  52,700           2,947
Furukawa Electric                                     380,000           4,536
Koyo Seiko                                            616,000           3,430
Mitsubishi                                            320,000           2,408
Secom                                                  62,500           3,794
Sumitomo                                              307,000           2,266
Tomen Electronics                                      78,000           2,462
Total Industrials                                                      21,843

INFORMATION TECHNOLOGY  22.6%
Canon                                                 227,000           8,909
Disco                                                  27,200           2,294
Fujitsu                                               203,000           2,793
Internet Initiative ADR (USD) *                        93,719             919
Konami                                                 45,000           2,160
Kyocera                                                23,800           2,275
Matsushita Communication Industrial                    46,000           2,531
Moritex                                                50,000           1,611
Murata Manufacturing                                   51,500           4,330
NEC                                                   205,000           3,741
Nidec                                                  31,900           1,655
Nissho Electronics                                    139,000           3,499
Rohm                                                   18,700           3,299
Softbank                                               48,400           1,841
Sumisho Electronic                                      5,500              53
Tokyo Electron                                         27,700           2,018
Toshiba                                               645,000           4,233
Toyo Information                                       52,000           1,847
Trend Micro *                                          51,000           2,307
Total Information Technology                                           52,315

MATERIALS  1.7%
Kaneka                                                213,000   $       1,800
Shin-Etsu Chemical                                     51,000           2,047
Total Materials                                                         3,847

TELECOMMUNICATION SERVICES  6.6%
Nippon Telegraph and Telephone                            601           3,818
NTT DoCoMo                                                556          11,429
Total Telecommunication Services                                       15,247
Total Japan (Cost $206,644)                                           209,117

SHORT-TERM INVESTMENTS 10.6%
MONEY MARKET FUNDS  10.6%
RESERVE INVESTMENT FUND, 5.18% #                   24,581,458          24,582

Total Short-Term Investments (Cost $24,582)                            24,582

Total Investments in Securities
101.1% of Net Assets (Cost $231,226)                            $     233,699

Other Assets Less Liabilities                                          (2,547)

NET ASSETS                                                      $     231,152


    *  Non-income producing
    #  Seven-day yield
  ADR  American depository receipt
  USD  U.S. dollar

    The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE JAPAN FUND
------------------------                                              Unaudited
STATEMENT OF ASSETS AND LIABILITIES                              April 30, 2001
-----------------------------------                                In thousands

ASSETS
Investments in securities, at value (cost $231,226)                $  233,699
Securities lending collateral                                          19,157
Receivable for foreign currency contracts                              14,180
Receivable for shares sold                                             11,746
Other assets                                                            1,294
Total assets                                                          280,076

LIABILITIES
Obligation to return securities lending collateral                     19,157
Payable for foreign currency contracts                                 14,190
Payable for investment securities purchased                            14,180
Other liabilities                                                       1,397
Total liabilities                                                      48,924

NET ASSETS                                                         $  231,152

Net Assets Consist of:
Accumulated net investment income - net of distributions           $     (463)
Accumulated net realized gain/loss - net of distributions             (21,564)
Net unrealized gain (loss)                                              2,436
Paid-in-capital applicable to 26,867,483 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    250,743

NET ASSETS                                                         $  231,152
NET ASSET VALUE PER SHARE                                          $     8.60

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE JAPAN FUND
------------------------                                              Unaudited
STATEMENT OF OPERATIONS
-----------------------                                            In thousands

                                                                       6 Months
                                                                          Ended
                                                                        4/30/01
INVESTMENT INCOME (LOSS)
INCOME
Dividend (net of foreign taxes of $105)                              $     596
Interest                                                                   299
Securities lending                                                          77
                                                                      ---------
Total income                                                               972
                                                                      ---------
EXPENSES
Investment management                                                      984
Shareholder servicing                                                      297
Custody and accounting                                                      86
Prospectus and shareholder reports                                          36
Registration                                                                19
Legal and audit                                                              8
Directors                                                                    3
Miscellaneous                                                                2
                                                                      ---------
Total expenses                                                           1,435
                                                                      ---------
Net investment income (loss)                                              (463)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Securities                                                             (21,558)
Foreign currency transactions                                             (145)
                                                                      ---------
Net realized gain (loss)                                               (21,703)
                                                                      ---------
Change in net unrealized gain or loss
Securities                                                             (25,857)
Other assets and liabilities
denominated in foreign currencies                                          (11)

Change in net unrealized gain or loss                                  (25,868)
                                                                      ---------
Net realized and unrealized gain (loss)                                (47,571)
                                                                      ---------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $ (48,034)
                                                                      ---------

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE JAPAN FUND
------------------------                                              Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands
                                                         6 Months          Year
                                                            Ended         Ended
                                                          4/30/01      10/31/00
                                                          -------      --------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                        $     (463)   $   (1,735)
  Net realized gain (loss)                               (21,703)       69,666
  Change in net unrealized gain or loss                  (25,868)     (112,124)
  Increase (decrease) in net assets from operations      (48,034)      (44,193)

Distributions to shareholders
  Net realized gain                                      (30,381)       (1,876)

Capital share transactions *
  Shares sold                                            167,793       439,185
  Distributions reinvested                                29,100         1,822
  Shares redeemed                                       (197,012)     (598,991)
  Increase (decrease) in net assets from capital
  share transactions                                        (119)     (157,984)

NET ASSETS
Increase (decrease) during period                        (78,534)     (204,053)
Beginning of period                                      309,686       513,739

End of period                                         $  231,152    $  309,686

*Share information
 Shares sold                                              18,045        31,432
 Distributions reinvested                                  2,893           125
 Shares redeemed                                         (20,795)      (42,545)
 Increase (decrease) in shares outstanding                   143       (10,988)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE JAPAN FUND
------------------------
Unaudited                                                       April 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located, or with primary operations, in Japan.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was $18,158,000; aggregate collateral consisted of $19,157,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $43,555,000 and $77,425,000, respectively, for the six months ended April 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $231,226,000. Net unrealized gain aggregated $2,473,000 at period-end, of which $31,878,000 related to appreciated investments and $29,405,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES
----------------------
     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

NOTE 5- RELATED PARTY TRANSACTIONS
----------------------------------
     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $144,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $278,000 for the six months ended April 30, 2001, of which $46,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 1.8% of the outstanding shares of the Japan Fund at April 30, 2001. For the six-months then ended, the fund was allocated $12,000 of Spectrum expenses, $3,000 of which was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $298,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
    KNOWLEDGEABLE SERVICE REPRESENTATIVES
    -------------------------------------
    BY PHONE 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

    IN PERSON  Available in T. Rowe Price Investor Centers.

    ACCOUNT SERVICES
    ----------------
    Checking Available on most fixed-income funds ($500 minimum).

    Automatic Investing From your bank account or paycheck.

    Automatic Withdrawal Scheduled, automatic redemptions.

    Distribution Options Reinvest all, some, or none of your distributions.

    Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

    BROKERAGE SERVICES*
    -------------------
    Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

    INVESTMENT INFORMATION
    ----------------------
    COMBINED STATEMENT  Overview of all your accounts with T. Rowe Price.

    SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

    T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

    PERFORMANCE UPDATE  Quarterly review of all T. Rowe Price fund results.

    INSIGHTS Educational reports on investment strategies and financial markets.

    INVESTMENT GUIDES  Asset Mix Worksheet, College Planning Kit, Diversifying
    Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================

T. ROWE PRICE MUTUAL FUNDS
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
-----------------
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
-------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
-----
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
----
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
----------------
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

Invest with Confidence (R)
T ROWE PRICE LOGO

T. Rowe Price Investment Services, Inc., Distributor.         F62-051  4/30/01